Exhibit 10.1

Execution

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

among

CHESAPEAKE MLP OPERATING, L.L.C.,

as the Borrower,

CHESAPEAKE MIDSTREAM PARTNERS, L.P.,

as Parent,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

THE ROYAL BANK OF SCOTLAND plc,

as Syndication Agent,

BANK OF MONTREAL,

COMPASS BANK AND

THE BANK OF NOVA SCOTIA,

as Co-Documentation Agents

and

The Several Lenders from Time to Time Parties Hereto,

Dated as of December 20, 2011

WELLS FARGO SECURITIES, LLC and RBS SECURITIES INC.,

as Joint Lead Arrangers

and

WELLS FARGO SECURITIES, LLC,

as Sole Book Manager

[FIRST AMENDMENT TO CMP A & R CREDIT AGREEMENT]

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (herein called the “Amendment”) dated as of December 20, 2011 among CHESAPEAKE MLP OPERATING, L.L.C., a Delaware limited liability company (the “Borrower”), CHESAPEAKE MIDSTREAM PARTNERS, L.P., a Delaware limited partnership (“Parent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swing Line Lender, and the Issuing Lender, and the several banks and other financial institutions or entities from time to time parties to the Existing Credit Agreement defined below (“Lenders”).

W I T N E S S E T H:

WHEREAS, the Borrower, Administrative Agent and Lenders entered into that certain Amended and Restated Credit Agreement dated as of June 10, 2011 (the “Existing Credit Agreement”), for the purpose and consideration therein expressed, whereby Lenders became obligated to make loans to the Borrower as therein provided; and

WHEREAS, the Borrower, Administrative Agent and Lenders desire to amend the Existing Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Existing Credit Agreement, in consideration of the loans which may hereafter be made by Lenders to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS AND REFERENCES

Section 1.1. Terms Defined in the Existing Credit Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Existing Credit Agreement shall have the same meanings whenever used in this Amendment.

Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

“Amendment” means this First Amendment to the Existing Credit Agreement.

“Amendment Documents” means this Amendment and all other documents or instruments delivered in connection herewith or therewith.

“Amendment Effective Date” means the date that the conditions precedent to the effectiveness of this Amendment specified in Section 3.1 have been satisfied.

“Credit Agreement” means the Existing Credit Agreement as amended hereby.

[FIRST AMENDMENT TO CMP A & R CREDIT AGREEMENT]

ARTICLE II.

AMENDMENTS TO EXISTING CREDIT AGREEMENT

Section 2.1. Additional Defined Terms. Section 1.1 of the Existing Credit Agreement is amended to add the following definitions in the proper alphabetical order:

“Joint Venture”: a corporation, partnership, limited liability company, or other entity in which the Capital Stock is owned in part by the Borrower or any Subsidiary Guarantor and that is engaged, as its primary business, in the oil, natural gas, natural gas liquids and related liquids gathering, processing, terminalling, storage, transporting and marketing operations and any business that is reasonably related, incidental or ancillary thereto and any other business or activity that produces “qualifying income” as such term is defined in Section 7704(d) of the Code.

“Restricted Joint Venture”: any Joint Venture that at the time in question is designated as a Restricted Joint Venture pursuant to Section 6.12.

“Unrestricted Joint Venture”: a Joint Venture that is not a Restricted Joint Venture.

Section 2.2. Existing Defined Terms.

(a) The definition of “Consolidated EBITDA” in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Consolidated EBITDA”: for any referenced period of four fiscal quarters, the sum of:

(a) Consolidated Net Income for such four fiscal quarter period plus, without duplication and to the extent reflected as a charge in the determination of such Consolidated Net Income for such period, the sum of (i) income tax expense, (ii) interest expense, (iii) depletion, depreciation and amortization expense, (iv) any loss on Dispositions of assets or extraordinary charges or losses determined in accordance with GAAP and (v) any other non-cash charges, non-cash expenses or non-cash losses for such period (excluding any such charge, expense or loss incurred in the ordinary course of business that constitutes an accrual of or reserve for cash charges for any future period) including non-cash losses or charges resulting from the requirements of SFAS 133 or 143; provided that cash payments made during such period or in any future period in respect of such non-cash charges, expenses or losses (other than any such excluded charge, expense or loss as described above) shall be subtracted from Consolidated Net Income in calculating Consolidated EBITDA for the period in which such payments are made, and minus, to the extent included in the determination of such Consolidated Net Income for such period, the sum of (A) interest income, (B) any gains on Dispositions of assets or extraordinary income or gains determined in accordance with GAAP and (C) any other non-cash income or gain (excluding any items that

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represent the reversal of any accrual of, or cash reserve for, anticipated cash charges in any prior period that are described in the parenthetical to clause (v) above) including any non-cash income or gains resulting from the requirements of SFAS 133 or 143, all as determined on a consolidated basis in accordance with GAAP. For all purposes other than for purposes of Section 7.1(b) if, since the beginning of the four fiscal quarter period ending on the date for which Consolidated EBITDA is determined, any Group Member shall have made any Investment in any Person that is not a Group Member, shall have made any acquisition or Disposition of assets other than from or to another Group Member, shall have consolidated or merged with or into any Person (other than another Group Member), shall have made any acquisition or Disposition of the equity interests of a Group Member other than from or to another Group Member or shall have made any acquisition of a Person that becomes a Group Member, Consolidated EBITDA shall be calculated giving pro forma effect thereto as if the Investment, acquisition, Disposition, consolidation or merger had occurred on the first day of such period. Such pro forma effect shall be determined (i) in good faith by a Responsible Officer and acceptable to the Administrative Agent and (ii) without giving effect to any anticipated or proposed change in operations, revenues, expenses or other items included in the computation of Consolidated EBITDA; plus

(b) the amount of cash distributions payable in respect of net income of any Joint Venture with respect to such four fiscal quarter period paid to the Borrower or any Subsidiary Guarantor in respect of its Capital Stock ownership in such Joint Venture and actually received on or prior to the date the financial statements referred to in Section 6.1 are required to be delivered by Parent with respect to the last fiscal quarter (or the fiscal year) included in such four fiscal quarter period; provided that if the Borrower has acquired or disposed of any Capital Stock of such Joint Venture at any time after the first day of such four fiscal quarter period, the determinations in this clause (b) shall be made giving pro forma effect to such acquisition or disposition as if such acquisition or disposition had occurred on the first day of the four fiscal quarter period; provided further that, for any calculation of Consolidated EBITDA, (i) the amount of this clause (b) attributable to a Restricted Joint Venture shall not be limited and (ii) the amount of this clause (b) attributable to any Unrestricted Joint Venture shall be limited to an aggregate amount that will not exceed 25% of Consolidated EBITDA calculated before including any amount of this clause (b).

(b) The definition of “Subsidiary Guarantor” in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Subsidiary Guarantor”: each Subsidiary of the Borrower other than Immaterial Subsidiaries, Joint Ventures and Subsidiaries of Joint Ventures.

Section 2.3. Increase in Commitments. Section 2.14(a) of the Existing Credit Agreement is hereby amended to change the reference to “$1,000,000,000” to “$1,250,000,000”.

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Section 2.4. Subsidiary Guarantors. Section 4.21 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Section 4.21. Subsidiary Guarantors. Each Subsidiary of the Borrower (other than any Immaterial Subsidiary, any Joint Venture and any of their Subsidiaries) is a Subsidiary Guarantor.”

Section 2.5. Collateral and Guarantees.

(a) The references in Section 6.9(a) of the Existing Credit Agreement to (i) “Group Members’” are hereby amended to read “Borrower’s and the Subsidiary Guarantors’” and (ii) “Subsidiary” (but excluding instances where part of the term “Subsidiary Guarantor”) are hereby amended to read “Subsidiary (other than an Unrestricted Joint Venture)”. Section 6.9(a) is further amended to add the following sentence at the end thereof: “Notwithstanding the foregoing, no Group Members will be required to grant liens or security interests to the Administrative Agent in the Capital Stock of Unrestricted Joint Ventures.”

(b) Section 6.9(c) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Subject to Section 10.14, with respect to any new Subsidiary created or acquired after the Closing Date by the Borrower or any Subsidiary Guarantor, promptly (i) cause such Subsidiary (A) to become a party to the Guarantee Agreement and (B) to deliver to the Administrative Agent a certificate of such Subsidiary, substantially in the form of Exhibit C, with appropriate insertions and attachments, and (ii) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent; provided that the requirements of this subsection (b) shall not apply to a Subsidiary so long as it remains an Immaterial Subsidiary, a Joint Venture or a Subsidiary of a Joint Venture.”

Section 2.6. Further Assurances. The references in Section 6.10 of the Existing Credit Agreement to (i) “the Borrower or any Group Member” are hereby amended to read “the Borrower or any Subsidiary Guarantor” and (ii) “Group Members” are hereby amended to read “The Borrower and each Subsidiary Guarantor”.

Section 2.7. Designation of Restricted Joint Ventures. The Existing Credit Agreement is hereby amended to add the following Section 6.12:

“Section 6.12. Designation of Restricted Joint Ventures.

(a) The Borrower may designate as a Restricted Joint Venture (including a newly formed or newly acquired Joint Venture) any Joint Venture if (i) immediately before and immediately after giving pro forma effect to such designation, no Default shall have occurred and be continuing, (ii) the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer designating such Joint Venture as a Restricted Joint Venture and

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certifying compliance with clause (i) of this Section 6.12(a) and (iii) the Borrower has provided Security Documents granting a valid perfected first priority security interest in all of the Capital Stock of such Joint Venture that is owned by the Borrower or any Subsidiary Guarantor together with officer’s certificates and legal opinions in form and substance reasonably satisfactory to the Administrative Agent to evidence the authorization, validity, creation, non-contravention, enforceability, perfection and priority of such security interest.

(b) The Borrower may designate a Restricted Joint Venture to no longer be a Restricted Joint Venture if (i) immediately before and immediately after giving pro forma effect to such designation, no Default shall have occurred and be continuing and the Borrower shall be in pro forma compliance with all of the covenants set forth in Section 7.1 and (ii) the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer designating such Joint Venture to no longer be a Restricted Joint Venture and certifying compliance with clause (i) of this Section 6.12(b).

(c) No Unrestricted Joint Venture will be the owner of Indebtedness or Capital Stock of any Group Member, and no Group Member shall have any outstanding Guarantee Obligations in respect of obligations of an Unrestricted Joint Venture.”

Section 2.8. Investments. Section 7.7 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Section 7.7. Investments. Make any Investments in any Person that is not a Group Member (including, without limitation, Guarantee Obligations with respect to obligations of any such Person, loans made to any such Person and Investments resulting from mergers with or sales of assets to any such Person), except:

(a) Investments in Capital Stock representing an incidental portion of the assets of a Person acquired in an acquisition permitted by Section 7.10; and

(b) other Investments, including Investments in Joint Ventures, so long as the aggregate amount of all such Investments under this clause (b) at any one time outstanding shall not exceed 30% of Consolidated Net Tangible Assets;

provided that, immediately before and immediately after giving pro forma effect to any Investment made after the Closing Date, (i) no Default shall have occurred and be continuing and (ii) the Borrower shall be in pro forma compliance with all of the covenants set forth in Section 7.1.”

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Section 2.9. Acquisitions. Section 7.10 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

Section 7.10. Acquisitions. Acquire in any transaction or any series of transactions, including by any merger, consolidation or amalgamation between a Group Member and such Person, any ongoing business of another Person, any gathering systems of another Person, any other material operations or facilities of another Person, or the Capital Stock of another Person (other than an Investment permitted by Section 7.7), other than (a) any such acquisition from a Person who is then a Group Member or (b) any other such acquisition so long as (i) immediately before and immediately after giving pro forma effect to such acquisition, no Default shall have occurred and be continuing, (ii) a substantial part of the assets acquired in such acquisition are commonly understood to be in the midstream energy business, (iii) immediately before and immediately after giving pro forma effect to such acquisition and to any Indebtedness incurred in connection with such acquisition, the Borrower shall be in pro forma compliance with the covenants set forth in Section 7.1, (iv) if such acquisition includes the Capital Stock of a Person, such acquisition shall include all of the Capital Stock of such Person and (v) the Borrower shall have delivered to the Administrative Agent, prior to such acquisition, a certificate of a Responsible Officer demonstrating compliance with the provisions of this Section.”

Section 2.10. Restricted Joint Ventures. The Existing Credit Agreement is hereby amended to add the following Section 7.19:

Section 7.19. Restricted Joint Ventures. Permit any Restricted Joint Venture or any of its Subsidiaries to, directly or indirectly:

(a) Create, issue, incur, assume, become liable in respect of or suffer to exist any Indebtedness;

(b) Create, incur, assume or suffer to exist any Lien upon any of its property, whether now owned or hereafter acquired, except for Liens of the type permitted by Section 7.3 (a), (b), (c), (d), (e), or (i);

(c) Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of such Restricted Joint Venture to make Restricted Payments in respect of any Capital Stock of such Restricted Joint Venture held by the Borrower or any of its Subsidiaries; or

(d) Enter into any business except for the oil, natural gas, natural gas liquids and related liquids gathering, processing, terminalling, storage, transporting and marketing operations and any business that is reasonably related, incidental or ancillary thereto and any other business or activity that produces “qualifying income” as such term is defined in Section 7704(d) of the Code.”

Section 2.11. Events of Default. Section 8(o) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“(o) any Group Member (other than CHKM Finance Corp.) shall be taxed as a corporation for federal income tax purposes;”

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Section 2.12. Release of Guarantees and Liens; Designation of Subsidiaries. The First Sentence of Section 10.14 of the Existing Credit Agreement is hereby amended to replace the word “or” after clause (i) with a comma and add the following after clause (ii):

“or (iii) to release a Subsidiary from the Guarantee Agreement upon its becoming a Joint Venture, and to release Liens existing under the Security Document against the property of such Joint Venture, provided that in no event will the Borrower or the other Group Members permit all or substantially all of the Subsidiaries to be Joint Ventures or otherwise subject to release from the Guarantee Agreement or the Security Documents.”

ARTICLE III.

CONDITIONS OF EFFECTIVENESS

Section 3.1. Amendment Effective Date. This Amendment shall become effective as of the date first above written when and only when:

(a) Administrative Agent shall have received all of the following, at Administrative Agent’s office, duly executed and delivered and in form, substance and date satisfactory to Administrative Agent:

(i) the Amendment executed by the Borrower, Parent, Administrative Agent and Majority Lenders;

(ii) a duly executed Consent and Agreement from Parent and each Subsidiary Guarantor in the form attached hereto;

(iii) a closing certificate of each Loan Party in substantially the form of Exhibit C to this Amendment;

(iv) amendments or supplements to the Mortgages providing for the change in the maximum Total Revolving Commitments and the Revolving Termination Date provided for in this Amendment;

(v) legal opinion of Commercial Law Group, P.C., counsel to the Group Members, regarding such matters as may be required by the Administrative Agent;

(vi) legal opinion of Thompson & Knight LLP, counsel to the Administrative Agent, regarding such matters as may be required by the Administrative Agent;

(vii) such other supporting documents as Administrative Agent may reasonably request.

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(b) The Borrower shall have paid, in connection with such Loan Documents, all recording, handling, amendment and other fees required to be paid to Administrative Agent pursuant to any Loan Documents.

(c) The Borrower shall have paid, in connection with such Loan Documents, all other fees and reimbursements to be paid to Administrative Agent pursuant to any Loan Documents, or otherwise due Administrative Agent and including invoiced fees and disbursements of Administrative Agent’s attorneys.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES

Section 4.1. Representations and Warranties of the Borrower and Parent. In order to induce each Lender to enter into this Amendment, the Borrower and Parent represent and warrant to each Lender that:

(a) The representations and warranties contained in Article 4 of the Existing Credit Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent (i) that the facts on which such representations and warranties are based have been changed by the extension of credit under the Credit Agreement, and (ii) such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except for purposes of this definition, the representations and warranties contained in subsections (a) and (b) of Section 4.1 of the Credit Agreement shall be deemed to refer, at the time of such acquisition, to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.1 of the Credit Agreement.

(b) The Borrower and Parent are duly authorized to execute and deliver this Amendment and the other Amendment Documents and the Borrower is and will continue to be duly authorized to borrow monies and to perform its obligations under the Credit Agreement. The Borrower and Parent haves duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents and to authorize the performance of the obligations of the Borrower hereunder and thereunder.

(c) When duly executed and delivered, each of this Amendment and the Credit Agreement will be a legal and binding obligation of the Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and by equitable principles of general application.

ARTICLE V.

MISCELLANEOUS

Section 5.1. Ratification of Agreements. The Existing Credit Agreement as hereby amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Existing Credit Agreement as hereby amended. The execution, delivery and

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effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of the Borrower and Parent herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by the Borrower or any Group Members hereunder or under the Credit Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, the Borrower and Parent under this Amendment and under the Credit Agreement.

Section 5.3. Loan Documents. This Amendment and the other Amendment Documents are Loan Documents, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

Section 5.4. Governing Law. This Amendment shall be governed by and construed in accordance the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

Section 5.5. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment and the other Amendment Documents may be validly executed by facsimile or other electronic transmission.

THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CHESAPEAKE MLP OPERATING, L.L.C.

By:	/s/ Jennifer M. Grigsby
Jennifer M. Grigsby Senior Vice President and Treasurer

CHESAPEAKE MIDSTREAM PARTNERS, L.P., a Delaware limited partnership

By:	Chesapeake Midstream GP, L.L.C., its sole general partner

	By:	/s/ David C. Shiels
David C. Shiels Chief Financial Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO CMP A & R CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent,
as Swing Line Lender, as an Issuing Lender
and as a Lender

By:	/s/ Mark Oberreuter
Name: Mark Oberreuter Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CMP A & R CREDIT AGREEMENT]

THE ROYAL BANK OF SCOTLAND plc, as a Lender

By:	/s/ Sanjay Remond
Name: Sanjay Remond Title: Authorised Signatory

[FIRST AMENDMENT TO CMP A & R CREDIT AGREEMENT]

BANK OF MONTREAL, as a Lender

By:	/s/ Kevin Utsey
Name: Kevin Utsey Title: Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO CMP A & R CREDIT AGREEMENT]

COMPASS BANK, as a Lender

By:	/s/ Ian Payne
Name: Ian Payne Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CMP A & R CREDIT AGREEMENT]

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Mark Sparrow
Name: Mark Sparrow Title: Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO CMP A & R CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Ronald E. McKaig
Name: Ronald E. McKaig Title: Managing Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO CMP A & R CREDIT AGREEMENT]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sreedhar R. Kona
Name: Sreedhar R. Kona Title: Assistant Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CMP A & R CREDIT AGREEMENT]

CITIBANK, N.A., as a Lender

By:	/s/ Phil Ballard
Name: Phil Ballard Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CMP A & R CREDIT AGREEMENT]

DNB BANK ASA, GRAND CAYMAN BRANCH, as a Lender

By:	/s/ Sanjiv Nayar
Name: Sanjiv Nayar Title: Senior Vice President

By:	/s/ Philip F. Kurpiewski
Name: Philip F. Kurpiewski Title: Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CMP A & R CREDIT AGREEMENT]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Ashwin Ramakrishna
Name: Ashwin Ramakrishna Title: Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO CMP A & R CREDIT AGREEMENT]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Sherrese Clarke
Name: Sherrese Clarke Title: Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO CMP A & R CREDIT AGREEMENT]

UBS LOAN FINANCE, LLC, as a Lender

By:	/s/ Mary E. Evans
Name: Mary E. Evans Title: Associate Director

By:	/s/ Joselin Fernandes
Name: Joselin Fernandes Title: Associate Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO CMP A & R CREDIT AGREEMENT]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Nuour Kumar
Name: Nuour Kumar Title: Vice President

By:	/s/ Vipul Dhadda
Name: Vipul Dhadda Title: Associate

[SIGNATURE PAGE TO FIRST AMENDMENT TO CMP A & R CREDIT AGREEMENT]

COMERICA BANK, as a Lender

By:	/s/ John S. Lesikar
Name: John S. Lesikar Title: Assistant Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CMP A & R CREDIT AGREEMENT]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Marcus M. Tarkington
Name: Marcus M. Tarkington Title: Director

By:	/s/ Erin Morrissey
Name: Erin Morrissey Title: Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO CMP A & R CREDIT AGREEMENT]

EXPORT DEVELOPMENT CANADA, as a Lender

By:	/s/ Joanne Tognarelli
Name: Joanne Tognarelli Title: Senior Financing Manager

By:	/s/ Christiane Debilly
Name: Christiane Debilly Title: Financing Manager

[SIGNATURE PAGE TO FIRST AMENDMENT TO CMP A & R CREDIT AGREEMENT]

SUMITOMO MITSUI BANKING CORP., NEW YORK, as a Lender

By:	/s/ Masakazu Hasegawa
Name:	Masakazu Hasegawa
Title:	Managing Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO CMP A & R CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Bruce E. Hernandez
Name:	Bruce E. Hernandez
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CMP A & R CREDIT AGREEMENT]

TORONTO DOMINION (NEW YORK) LLC, as a Lender

By:	/s/ Bebi Yasin
Name: Bebi Yasin Title: Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO CMP A & R CREDIT AGREEMENT]

First Amendment

CONSENT AND AGREEMENT

Each of the undersigned (in their individual capacity, each a “Guarantor”), hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Amended and Restated Guaranty dated as of June 10, 2011 made by it for the benefit of Administrative Agent and Lenders executed pursuant to the Credit Agreement and the other Loan Documents, (iii) agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith and (iv) agrees that the Amended and Restated Guaranty and such other Loan Documents shall remain in full force and effect.

CHESAPEAKE MIDSTREAM PARTNERS, L.P., a Delaware limited partnership

By:	Chesapeake Midstream GP, L.L.C.,
its sole general partner

By:	/s/ David C. Shiels
David C. Shiels Chief
Financial Officer

BLUESTEM GAS SERVICES, L.L.C.
CHESAPEAKE MIDSTREAM GAS SERVICES, L.L.C.
OKLAHOMA MIDSTREAM GAS SERVICES, L.L.C. MAGNOLIA MIDSTREAM GAS SERVICES, L.L.C. PONDER MIDSTREAM GAS SERVICES, L.L.C. TEXAS MIDSTREAM GAS SERVICES, L.L.C.

By:	Chesapeake Midstream Operating, L.L.C., sole
manager

By:	/s/ David C. Shiels
David C. Shiels Chief Financial Officer

[CONSENT AND AGREEMENT TO FIRST AMENDMENT TO CMP A & R CREDIT AGREEMENT]